Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 25, 2000


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                      95-4583945
           ------                                      ----------
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

             2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (727) 781-0414
                                 --------------
                           (Issuer's telephone number)

                         Transformation Processing, Inc.
                     365 Bay Street, Toronto, Ontario M5H2V2
                     ---------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)



This Form 8-K/A amends the Form 8-K filed on July 5, 2000 by eAutoclaims.com, Inc., a Nevada corporation formerly known as Transformation Processing, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for eAutoclaims.com, Inc., a Delaware corporation, as required by Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

The audited financial statements for eAutoclaims.com, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from December 16, 1999
(inception) to December 31, 1999....Pages F-1 to F-8.

                              EAUTOCLAIMS.COM, INC.
                         (A Development Stage Company)


                                TABLE OF CONTENTS
                                -----------------


                                                                         PAGE
                                                                         ----
         INDEPENDENT AUDITORS' REPORT                                     F-1


         FINANCIAL STATEMENTS

                  Balance Sheet                                           F-2

                  Statement of Operations                                 F-3

                  Statement of Stockholders' Equity                       F-4

                  Statement of Cash Flows                                 F-5

                  Notes to Financial Statements                           F-6

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of eAutoclaims.com Inc.
Palm Harbor, Florida

We have audited the accompanying balance sheet of eAutoclaims.com, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from December 16, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eAutoclaims.com, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.


/s/ Harper, Van Scoik & Company, LLP
------------------------------------

Certified Public Accountants
Clearwater, Florida

February 9, 2000

                             EAUTOCLAIMS.COM, INC.
                         (A Development Stage Company)

                                 BALANCE SHEET
                               December 31, 1999


                                     ASSETS
                                     ------

Current assets:
    Cash                                                                $          500
    Stock subscription receivable                                              450,000
                                                                        ---------------

        Total current assets                                                   450,500
                                                                        ---------------

Property and equipment:
    Computer equipment                                                          12,069
    Computer software                                                           24,831
    Office furniture and equipment                                              41,495
                                                                        ---------------

        Total property and equipment                                            78,395
                                                                        ---------------

        Total assets                                                    $      528,895
                                                                        ===============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


Liabilities:
    Accounts payable                                                    $        4,228
    Current portion of capital lease obligation                                  3,738
                                                                        ---------------

        Total current liabilities                                                7,966

    Capital lease obligation, net of current portion                             6,227
                                                                        ---------------

        Total liabilities                                                       14,193

Commitments

Stockholders' equity:
    Common stock, $0.0001 par value,
        10,000,000 shares authorized,
           9,750,000 shares issued and outstanding                                 975
    Additional paid-in capital                                                 517,955
    Deficit accumulated during the development stage                            (4,228)
                                                                        ---------------

Total stockholders' equity                                                     514,702
                                                                        ---------------

        Total liabilities and stockholders' equity                      $      528,895
                                                                        ===============



See Notes to Financial Statements.

                              EAUTOCLAIMS.COM, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
     For the period from December 16, 1999 (Inception) to December 31, 1999





Expenses:

    General and administrative                                     $ 4,228
                                                            --------------

Net loss                                                           $ 4,228
                                                            ==============
Loss per share                                                     $    (0)
                                                            ==============

See Notes to Financial Statements.

                              EAUTOCLAIMS.COM, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY
     For the period from December 16, 1999 (Inception) to December 31, 1999




                                                                                 Accumulated
                                                                  Additional       Deficit
                                                      Common        Paid-in      (Development
                                                       Stock        Capital         Stage)         Total
                                                   ----------------------------------------------------------

December 16, 1999 (Inception)                             $ -           $ -              $ -          $ -

Issuance of capital stock, 9,750,000 shares               975       517,955                -      518,930

Net loss                                                    -             -           (4,228)      (4,228)
                                                        -----     ---------         --------    ---------

December 31, 1999                                       $ 975     $ 517,955         $ (4,228)   $ 514,702
                                                        =====     =========         ========    =========



See Notes to Financial Statements.

                              EAUTOCLAIMS.COM, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
     For the period from December 16, 1999 (Inception) to December 31, 1999



Cash flows from operating activities:
    Net Loss                                                           $ (4,228)
    Adjustments to reconcile net income to net cash provided
      by operating activities:
         Accounts payable                                                 4,228
                                                                      ----------

    Net cash provided by operating activities                                 -

Cash flows from financing activities:
    Proceeds from stock sale                                                500
                                                                      ----------

Net increase in cash                                                        500

Cash at beginning of period                                                   -
                                                                      ----------

Cash at end of year                                                       $ 500
                                                                      ==========



Noncash transactions:

Issuance of 7,500,000 shares of stock                                    68,930
Assets acquired                                                         (78,395)
Liabilities assumed                                                       9,965
                                                                      ----------
    Net cash received                                                     $ 500
                                                                      ==========

Issuance of 2,250,000 shares of stock
 for a stock subscription receivable                                  $ 450,000
                                                                      ==========



See Notes to Financial Statements.

                              EAUTOCLAIMS.COM INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


1.    Summary of Significant Accounting Policies
      ------------------------------------------

                  Organization - eAutoclaims.com, Inc. (Company) was incorporated under the laws of the State of Delaware on December 16, 1999 (Inception), and has been in the development stage since its formation. The Company was formed to manage, on an outsource basis, the entire collision repair function for auto insurers. The Company manages these functions through the use of the Internet and specialized software the Company has developed to track and process auto insurance claims. The Company has a network of repair facilities throughout the United States that the customer can voluntarily use to repair their vehicle. If the customer uses one of these repair facilities, the Company receives a fee from the insurance company which benefits from discounted repair prices.

                  Property and equipment - Property and equipment are stated at cost. Additions and improvements to property and equipment are capitalized. Maintenance and repairs are expensed as incurred. When property is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in operations. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 10 years.

                  The property and equipment on the December 31, 1999 balance sheet was transferred as part of a stockholder's agreement dated December 28, 1999 (see "related party") between the Company and the majority stockholder. The assets transferred were recorded at the historical cost (net of depreciation expense) of the majority stockholder. The majority stockholder used the following estimated useful lives for these assets:

                  Computer equipment and software              3 years
                  Office furniture and equipment              10 years

         The Company recorded no additional depreciation expense after the transfer since the assets were not placed into service until the end of the fiscal year.

                  Revenue Recognition - The Company earns revenue by charging the insurance company a fee that is higher than the amount paid to the repair shop for the work performed. The Company recognizes this revenue when the repair shop is given authorization to repair the vehicle.

                  Income Taxes - The Company is a C-Corporation. Income taxes are provided for when transactions are reflected in income for financial reporting purposes in a year other than the year of their inclusion in taxable income. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. No provision for income taxes has been recorded since no significant activity or timing differences has occurred as of December 31,1999.

      ------------------------------------------------------

                  Organizational Costs - Costs incurred in the organization of the Company were expensed as incurred under the provision of SOP 98-5, "reporting on the costs of start-up activities."

                  Accounting Estimates - The preparation of financial statements requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                  Loss Per Share - Loss per share is computed by dividing the net loss for the period December 16, 1999 (Inception) to December 31, 1999 of $4,228 by the weighted average number of shares outstanding of 9,750,000 for the same period.

                  Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.


2.    Related Party
      -------------

                  On December 28, 1999, the majority stockholder transferred intangible assets, property and equipment with a historical cost of $78,395, a capital lease obligation of $9,965 and $500 in cash to the Company for 7,500,000 shares of common stock. The intangible assets were not assigned any value but are summarized as follows:

               - Repair facilities service agreements.

               - Client lists for Insurance company,  third party administrators and fleet.

                  On January 1, 2000, the Company entered into a lease with the majority stockholder to lease office facilities for one year. The lease requires the Company to pay $8,000 per month ($96,000 annually) for one year. There is a one year automatic renewal unless either party terminates the lease at least 90 days prior to the end of the lease term.


3.    Stock Subscription Receivable
      -----------------------------

                  On December 28, 1999, the Company issued 2,250,000 shares of common stock for a commitment to invest $450,000 ($500,000 less a $50,000 fee). The commitment was recorded as "stock subscription receivable" on the accompanying balance sheet. The Company received the $450,000 capital investment on January 11, 2000.

4.    Capital Lease Obligation
      ------------------------

                  Along with the other assets transferred by the majority stockholder (see "related party") the Company received a copier and also assumed the associated capital lease obligation. The following summarizes the future minimum lease payments under the capital lease as of December 31, 1999:



        Year ending December 31:

                 2000                                                         $       5,877
                 2001                                                                 5,877
                 2002                                                                 1,469
                                                                              -------------

                 Total minimum lease payments                                        13,223
                 Less: amount representing interest                                  (3,258)
                                                                              -------------

                 Present value of minimum lease payments                              9,965
                 Less: current portion of capital lease obligation                    3,738
                                                                              -------------



                 Capital lease obligation, net of current portion             $       6,227
                                                                              =============


                  The copier that was transferred to the Company was recorded at its historical cost of $10,072.


5.    Subsequent Event
      ----------------

                  Subsequent to December 31, 1999, the Company invested $94,910 in additional hardware and software to further develop its insurance claim tracking and processing system. As of January 31, 2000 the Company had $285,585 of cash available for capital investments and operations.


6.    Concentration of Credit Risk
      ----------------------------

                  The Company periodically has cash on deposit with a single financial institution in excess of the $100,000 Federal Deposit Insurance Corporation (FDIC) insurance limits. Management believes that the financial institution that holds their cash deposits is financially sound and that the risk of loss is remote.

(a)      Pro Forma financial information.

         The  following   unaudited  pro  forma  financial   statements  of  the
registrant give effect to the May 25, 2000 merger between Transformation Processing, Inc. and eAutoclaims.com, Inc. The pro forma balance sheet is provided as of April 30, 2000 giving effect to the merger as though it had been consummated on that date. Since eAutoclaims.com, Inc. was incorporated on December 16,1999, only the pro forma combined income statement combining the nine-month period ended April 30, 2000, for Transformation Processing, Inc. with the period from December 16, 1999 (Inception) to April 30, 2000, for eAutoclaims.com, Inc. are presented which reflect the merger as if it had occurred on December 16, 1999 (inception).

         Pro forma financial statements are not necessarily indicative of either future operating results or of the operating results that might have been achieved if the forgoing transaction had been effective as of the dates indicated.

         These unaudited pro forma financial statements should be read in conjunction with each company's audited financial statements and notes thereto, appearing elsewhere in this filing or incorporated by reference....pages  G-1 to
G-3.

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)




                                                  Transformation                                    Proforma
                                                 Processing, Inc.      eAutoclaims.com, Inc.      Adjustments          Proforma
                                              -----------------------  ----------------------   ----------------- ------------------
                                                                          For the period
                                               For the nine months       December 16, 1999
                                               ended April 30, 2000        (inception) to
                                                                          April 30, 2000
                                              -----------------------  ----------------------


Revenue:
     Collision Management Repairs             $                    -   $             482,075    $              -  $         482,075
     Fleet Repairs                                                 -                 324,548                   -            324,548
     Other                                                         -                  94,312                   -             94,312
                                              -----------------------  ----------------------   -----------------   ----------------

                Total Revenues                                     -                 900,935                   -            900,935
                                              -----------------------  ----------------------   -----------------   ----------------

Cost of Sales:
     Claims Processing Charges                                     -                 696,076                   -            696,076
     Other                                                         -                  56,521                   -             56,521
                                              -----------------------  ----------------------   -----------------   ----------------

                Total Cost of Sales                                -                 752,597                   -            752,597
                                              -----------------------  ----------------------   -----------------   ----------------

                Gross Profit                                       -                 148,338                   -            148,338
                                              -----------------------  ----------------------   -----------------   ----------------

Operating Expenses:
     General & Administrative Expense                        141,252                 465,879                   -            607,131
     Depreciation & Amortization                                   -                  17,343                   -             17,343
                                              -----------------------  ----------------------   -----------------   ----------------

                Total Operating Expenses:                    141,252                 483,222                   -            624,474
                                              -----------------------  ----------------------   -----------------   ----------------

                Loss From Operations                        (141,252)               (334,884)                  -           (476,136)
                                              -----------------------  ----------------------   -----------------   ----------------

Other Income (Expense):
     Interest Income                                               -                   4,604                   -              4,604
     Other Income                                                                     35,274                   -             35,274

                Net Loss Before Income Taxes                (141,252)               (295,006)                  -           (436,258)
                                              -----------------------  ----------------------   -----------------   ----------------


                Net Loss                      $             (141,252)  $            (295,006)  $               -   $       (436,258)
                                              =======================  ======================   =================   ================

                Basic Loss Per Share          $                (0.20)  $               (0.03)  $               -   $          (0.04)
                                              =======================  ======================   =================   ================

                Weighted average number of
                    common shares outstanding $              710,367               9,618,530                   -         10,821,470
                                              =======================  ======================   =================   ================





The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)
                                 April 30, 2000


                                                        Transformation                          Proforma
                                                        Processing, Inc.   eAutoclaims, Inc.   Adjustments            Proforma
                                                        ----------------   ----------------------------------      ----------------
Assets
Current assets
     Cash                                            $                - $         362,575 $                -       $       362,575
     Accounts Receivable                                              -           431,416                                  431,416
     Advances                                                         -           158,981                                  158,981
                                                        ----------------   ---------------   ----------------      ----------------

           Total current assets                                       -           952,972                  -               952,972
                                                        ----------------   ---------------   ----------------      ----------------

     Property and Equipment, net                                      -           179,583                                  179,583
                                                        ----------------   ---------------   ----------------      ----------------


     Other Assets                                                31,181                 -                  -                31,181
                                                        ----------------   ---------------   ----------------      ----------------

           Total assets                              $           31,181 $       1,132,555 $                -       $     1,163,736
                                                        ================   ===============   ================      ================

Liabilities and Stockholders' Deficit
Current liabilities
     Accounts payable and accrued expenses           $          895,166 $         339,508 $                -       $     1,234,674
     Current maturities of long-term debt                        10,160             4,068            (10,160) a              4,068
     Other current liabilities                                        -               500                                      500
                                                        ----------------   ---------------   ----------------      ----------------

           Total current liabilities                            905,326           344,076            (10,160)            1,239,242
                                                        ----------------   ---------------   ----------------      ----------------

Long-term Debt, net of current maturities                     1,951,954             4,755         (1,951,954) a              4,755
                                                        ----------------   ---------------   ----------------      ----------------

           Total liabilities                                  2,857,280           348,831         (1,962,114)            1,243,997
                                                        ----------------   ---------------   ----------------      ----------------

Stockholders' deficit

     Common stock, par value $.025                               17,759             1,233            250,767  a,b          269,759
     Additional paid-in capital                               7,040,383         1,077,497         (8,117,880) a,b                -
     Accumulated deficit                                     (9,884,241)         (295,006)         9,829,227              (350,020)
                                                        ----------------   ---------------   ----------------      ----------------

           Total stockholders' (deficit)                     (2,826,099)          783,724          1,962,114               (80,261)
                                                        ----------------   ---------------   ----------------      ----------------

           Total liabilities and
            stockholders' (deficit)                  $           31,181 $       1,132,555 $                -       $     1,163,736
                                                        ================   ===============   ================      ================



The Accompanying Notes Are An Integral Part Of The Financial Statements

                              EAUTOCLAIMS.COM, INC.
                      F/K/A TRANSFORMATION PROCESSING, INC.
                          (A DEVELOPMENT STAGE COMPANY)
       NOTES TO PRO FORMA STATEMENTS OF OPERATIONS AND BALANCE SHEET DATA
                                   (unaudited)



1.     BASIS OF PRESENTATION

The unaudited pro forma financial statements are presented for illustrative purposes only, giving effect ot the merger of Transformation Processing, Inc. and eAutoclaims.com, Inc. (The "Merger").

2.     PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the unaudited statements of operations and balance sheet, as applicable:

(a) Reflects the conversion of convertible debt into 4,100,000 common shares subsequent to April 30, 2000

(b) Reflects the merger and the exchange of 100% of eAutoclaims common stock for 5,980,000 shares for Transformation Processing, Inc. shares.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         eAutoclaims.com, Inc.

Dated    8/7/00
                                                         /s/ Eric Siedel
                                                         -----------------------
                                                         President